UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709
Name of Registrant: Vanguard Florida Tax-Free Funds
Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2009 – May 31, 2010

Item 1: Reports to Shareholders

Vanguard Florida Long-Term
Tax-Exempt Fund Semiannual Report

May 31, 2010

> Amid ongoing state and local budget woes, municipal bonds posted solid returns in the fiscal half-year ended May 31.

> The Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned 3.64% and the Admiral Shares 3.68%.

> The fund’s return was close to that of its benchmark index and the average return of its peer group.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended May 31, 2010
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	3.58%	5.51%	2.23%	1.41%	3.64%
Admiral™ Shares	3.66	5.63	2.27	1.41	3.68
Barclays Capital 10 Year Municipal Bond Index					3.46
Spliced Other States Municipal Debt Funds
Average					3.61
Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%.
Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
November 30, 2009 , Through May 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.31	$11.47	$0.247	$0.000
Admiral Shares	11.31	11.47	0.252	0.000

Chairman’s Letter

Dear Shareholder,

Municipal bonds performed well in the six months ended May 31, even as serious budget shortfalls at the state and local levels continued to take center stage nationwide. Vanguard Florida Long-Term Tax Exempt Fund returned a respectable 3.64% for Investor Shares, edging out both its national benchmark index and the average return of competitive state funds.

Yields declined during the period. In fact, many tax-exempt yields have been near their four-decade lows. As of May 31, the 30-day SEC yield for the fund’s Investor Shares was 3.58%, down from 3.74% on November 30. The Admiral Shares yield declined to 3.66% from 3.82%. As shown on page 1, the taxable-equivalent yield of each fund was higher.

As with municipal bonds generally—given the homogeneity of the muni-bond market—the Florida fund’s returns were supported by investor demand that arose from several sources. These included a search for higher yields among longer-term securities, because the yields on money market funds have fallen almost to zero; a flight to the perceived safety of muni (and Treasury) bonds spurred by Europe’s fiscal stresses; and a scarcity of traditional taxexempt bonds following the creation of taxable Build America Bonds.

Note: Although the fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT), it had no exposure to these securities as of May 31.

Surprising developments, fast-changing sentiment

For most of the past six months, corporate and municipal bonds were the fixed income market’s best performers, although returns were generally tepid compared with last year’s exceptional rally. Municipal bonds again outpaced the broad taxable bond market. Riskier securities delivered the highest returns, while the prices of low-risk U.S. Treasury securities drifted lower. These dynamics reflected both optimism that the U.S. economic recovery was gaining traction, enhancing the creditworthiness of borrowers, and investors’ wide-ranging search for yield in response to record-low short-term interest rates.

Toward the end of the period, however, investors—rattled by Europe’s sovereign debt crisis—retreated into U.S. Treasuries. For the full six months, the broad taxable market returned a little more than 2%; municipal securities returned more than 3%.

Amid global stock market turmoil small-caps were a bright spot

Swift reversals were a theme in the stock market, too. Stock prices rallied at the start of the period, pulled back in January, then surged higher on rapid growth in corporate earnings and pervasive optimism

Market Barometer
	Total Returns
	Periods Ended May 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.08%	8.42%	5.33%
Barclays Capital Municipal Bond Index	3.60	8.52	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.12	2.67

Stocks
Russell 1000 Index (Large-caps)	1.53%	22.33%	0.67%
Russell 2000 Index (Small-caps)	14.84	33.62	2.77
Dow Jones U.S. Total Stock Market Index	2.78	23.49	1.25
MSCI All Country World Index ex USA (International)	-7.74	11.08	4.49

CPI
Consumer Price Index	0.85%	2.02%	2.33%

about the strength of the economic recovery. In May, however, as the scope of Europe’s fiscal challenges seemed to expand, stock prices retreated sharply. For the full six months, U.S. stocks returned about 3%. Small-caps, which are less exposed to global turmoil than large-cap multinationals, performed much better.

International stocks posted a weak six-month return. For U.S.-based investors, a strengthening U.S. dollar reduced the value of assets denominated in other currencies.

Firm demand for longer-term munis, less interest in money markets

The six-month performance of the Florida Long-Term Tax-Exempt Fund reflected several country-wide dynamics as well as individual security selection.

Not surprisingly—given their near-zero return—tax-exempt money market funds continued to experience net cash outflows during the period. Some of that cash has been reinvested in longer-term funds, helping to support prices. In addition, the unfolding debt crisis in Greece and other

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Long-Term Tax-Exempt Fund	0.20%	0.12%	1.08%

The fund expense ratios shown are from the prospectus dated March 29, 2010, and represent estimated costs for the fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Other States Municipal Debt Funds Average.

European nations spurred demand as investors became risk-averse, turning to ultra-safe Treasury securities as well as munis. Notwithstanding the fiscal dilemmas faced by state and local governments, munis are still perceived as relatively safe havens, given their historically low default rates and the ability of many issuers to increase taxes to close funding gaps.

Another key driver of tax-exempt bond performance has been the remarkable success of taxable Build America Bonds (BABs), some of which have been issued in Florida for a variety of projects, including improvements for school, correctional, and health facilities. Created as part of the massive federal stimulus package in early 2009, these bonds provide a federal subsidy to help reduce state and local

Investment insight
A word about credit ratings
You may have noticed recently that some municipal securities appear to have been upgraded, even while state and local authorities struggle to balance their budgets and meet their obligations.

This apparent improvement resulted from a nationwide “recalibration” of municipal bond ratings by two major credit-rating agencies, which have stressed that the changes are not upgrades. Both agencies now rate municipal debt by the same standards they use to rate corporate debt, a change intended to make ratings more comparable across categories of taxable and tax-exempt bonds. For many municipal issuers, the result has been a new rating unrelated to any change in the issuer’s financial conditions. The new ratings are reflected in the Fund Profile statistics in this semiannual report.

Another consequence of the agencies’ new approach is that their ratings of municipal borrowers are now clustered in a narrower range, making it more difficult for individual investors to discriminate among them. This puts a premium on the type of thorough and independent analysis that Vanguard’s highly experienced team of credit analysts conducts as a matter of course. As they continually monitor all the securities in our funds, and evaluate prospective purchases, our analysts even meet face-to-face with issuers’ representatives to get a solid understanding of creditworthiness. The analysts’ independent judgment provides an exceptionally solid grounding for the high credit quality of our funds.

governments’ borrowing costs. The issuance of more than $100 billion of taxable Build America Bonds nationwide in just over a year has crowded out new tax-exempt issues, causing investors—especially those seeking longer-maturity bonds—to bid up tax-exempt prices (thereby lowering yields).

Municipal defaults remain rare despite financial struggles

The health of state and municipal finances often lags that of the national economy, and this appears to be the case in the current economic cycle. The fiscal conditions of state and local governments appear likely to remain fragile for at least another year or longer. Fortunately, the state of Florida is benefiting from relatively strong fiscal management.

In common with most states, Florida confronts some of the toughest challenges since the Great Depression as it strives to balance its budget—by, for example, dipping into reserves, drawing on federal stimulus funds, and cutting spending—during an economic recovery that has been slow to add jobs. Indeed, during the six-month period, Florida’s unemployment rate remained stuck at around 12%.

Of course, toward the end of the fund’s fiscal period, another challenge emerged: The oil spill in the Gulf of Mexico, which threatened Florida’s tourism and seafood industries, among others, potentially aggravating the economic setback already produced by a weak housing market.

Despite the many problems in Florida and other states, municipal default rates across the United States have remained considerably lower than those of corporate debt.

For more information on the fund’s positioning and performance during the last six months, please see the Advisor’s Report following this letter.

Tune out the noise and focus on the long term

It’s hard to pick up a newspaper or go online without reading about state and local furloughs, teacher layoffs, and stopgap funding measures—not to mention concerns that weak European economies may stunt global economic growth. Even though many of these developments hit close to home, and may tempt you to respond, don’t let them distract you. Instead, focus on maintaining a portfolio that is appropriately balanced among asset classes and is consistent with your investment goals.

Within asset classes, don’t lose sight of the need to diversify your bond holdings, not just your stocks. Recent Vanguard research underscores the benefits of a broadly diversified bond portfolio—regardless of the possible direction of interest rates.

For higher-tax-bracket investors in the state, Vanguard’s Florida Long-Term Tax-Exempt Fund can help provide diversification as well as low costs and the seasoned judgment of Vanguard’s team of portfolio managers and credit analysts.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 11, 2010

Advisor’s Report

For the six months ended May 31, 2010, Investor Shares of the Florida Long-Term Tax-Exempt Fund returned 3.64% and

Admiral Shares returned 3.68%. The fund’s results were close to the return of its national benchmark and the average return of competing state funds.

The investment environment

As shown in the table, at the end of May municipal bond yields were about where they started the new fiscal year for short-and intermediate-term bonds, but lower for longer-term bonds. Overall, yields were close to a four-decade low.

In addition, the spread in yields between lowest-risk and higher-risk municipal bonds continued to narrow from the extremely wide spans that characterized the muni bond market during the height of the financial crisis in late 2008 and early 2009. The narrowing was only slightly interrupted by investors’ reaction late in the period to the debt crisis in Europe, which started with uncertainty about whether Greece would be able to meet its obligations.

One response to the ratcheted-up uncertainty about the global economic recovery has been a flight to quality. That fueled demand for U.S. Treasury securities, a traditional safe haven. This dynamic made tax-exempt municipal bonds more attractive, despite the financial stresses imposed on most states and municipalities by the severe recession. Higher demand raises bond prices but reduces yields, because prices and yields move inversely to each other. As the European debt crisis

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2009	2010
2 years	0.61%	0.58%
5 years	1.50	1.59
10 years	2.78	2.80
30 years	4.28	4.00
Source: Vanguard.

began to dominate financial headlines in April and May, Treasury and tax-exempt bond yields fell.

Other factors leading to lower yields were set in motion from opposite ends of the maturity spectrum. With short-term interest rates held close to zero by the Federal Reserve, money market mutual funds could offer investors virtually no yield. Many investors moved to longer-term municipal bonds and bond funds.

At the longer end of the spectrum, demand for tax-exempt bonds was steady; however, the supply of new issues declined, a result of the growing issuance by state and local governments of taxable Build America Bonds. These “BABs” were created by the American Recovery and Reinvestment Act of 2009, the federal government’s huge economic stimulus package. Through an attractive subsidy, BABs allow states and municipalities to lower their financing costs for a variety of projects, including improvements to highways, schools, and water and sewer systems. Because long-term bonds pay the most interest, the subsidy encourages the issuance of long-term BABs, which in turn reduces the pool of securities available to funds like the Florida Long-Term Tax-Exempt Fund.

For perspective, before the introduction of BABs, just about all state and municipal bond issuance nationwide consisted of tax-exempt issues. In recent years, total municipal new-issue volume has been running at about $400 billion annually, and

BABs have been capturing an increasing share of that supply: More than $100 billion of BABs were issued from April 2009 through May 2010. During the six months ended May 31, Florida issuers raised about $1.9 billion through BABs and $8.9 billion through traditional munis, compared with combined issuance of $7.3 billion in the first half of fiscal-year 2009. The Vanguard Florida Long-Term Tax-Exempt Fund generally does not invest in securities, such as BABs, that generate taxable income.

The end result of these market forces is a yield curve that is anchored at zero at the shortest end, extraordinarily steep in the 1- to 10-year range, and flat at the longest end. In fact, during the past six months the yields of traditional AAA-rated 30-year munis dipped below 4% for a time, a rare event.

Management of the fund

The investment world is now waiting for the Federal Reserve’s next move on interest rates. We believe that the Fed will begin to raise rates when there is consistent month-to-month growth in employment, which is necessary to sustain a recovery from the worst recession since the Great Depression.

Our best estimate suggests that the Fed will begin tightening in 2011, although the European debt crisis may now have become a factor influencing the timing of that decision. We have set the duration, or interest rate sensitivity, of the fund accordingly. In other words, the portfolio is positioned for continued economic recovery, and we are poised to react appropriately when the Fed is ready to take its next steps.

Outlook

As the broad economy continues to bounce back, the condition of stressed-out state and municipal finances is also likely to improve, though slowly and unevenly. We’re sure that you’ll be hearing and reading about the many difficult decisions that Florida and other states and localities will be making about spending and allocation of resources, especially given the rough-and-tumble political process.

Moreover, it may be that federal help will diminish as the U.S. government turns to its own critical fiscal challenges.

The current state of municipal finances has naturally raised concern among investors about default risk. As a practical matter, there’s a major incentive for a muni-bond issuer not to default: It would mean being shut out of the capital markets for years to come. In fact, municipal defaults have been rare: According to data submitted to Congress about the default experience of bonds rated by Moody’s Investors Service, the 10-year cumulative default rate for muni bonds from 1970 to 2009 was a fraction of 1%, compared with corporate default rates of about 11%. In recent years, muni defaults have often involved nonrated, high-risk projects, such as real estate developments, which we don’t consider suitable for our funds.

Most important, at the heart of the management of Vanguard’s municipal bond funds is an intimate knowledge of the fiscal conditions of the state and local governments that issue bonds. Such understanding is crucial in evaluating potential purchases and in monitoring bonds already owned by the funds. Our knowledge base—difficult for individual investors to develop on their own, given the complexities of the muni bond market—is constantly refreshed by a team of credit analysts, including sector specialists, who collectively have many decades of experience and work together with portfolio managers and traders to keep on top of municipal conditions. In short, our credit analyst team is one of the strongest in the business.

We are confident that our analytical insight and long-term focus, together with the Florida Long-Term Tax-Exempt Fund’s low costs, will help us deliver competitive returns through both challenging and more normal markets.

John M. Carbone, Principal,
Portfolio Manager

Christopher W. Alwine, CFA, Principal,
Head of Municipal Money Market and
Bond Groups

Vanguard Fixed Income Group

June 15, 2010

Florida Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFLTX	VFLRX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.58%	3.66%

Financial Attributes
		Barclays
		Capital
		10 Year	Barclays
		Municipal Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	205	8,565	46,449

Average Quality	AA-	AA/AA-	AA/AA-

Yield to Maturity
(before expenses)	3.7%	3.3%	3.4%

Average Coupon	4.9%	4.9%	5.0%

Average Duration	7.0 years	7.0 years	8.2 years

Average Effective
Maturity	7.3 years	9.9 years	13.5 years

Short-Term
Reserves	5.5%	—	—

Volatility Measures
Barclays Capital
	10 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.83	0.97
Beta	0.95	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	8.8%
1 - 3 Years	13.2
3 - 5 Years	12.5
5 - 10 Years	51.4
10 - 20 Years	7.4
20 - 30 Years	6.7

Distribution by Credit Quality (% of portfolio)
AAA	29.4%
AA	34.4
A	30.5
BBB	1.2
BB	0.3
Not Rated	4.2

Investment Focus

1 The expense ratios shown are from the prospectus dated March 29, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the annualized expense ratios were 0.20% for
Investor Shares and 0.12% for Admiral Shares.

Florida Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1999, Through May 31, 2010
				Barclays Capital
				10 Year Municipal
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2000	5.49%	3.55%	9.04%	7.65%
2001	5.10	3.88	8.98	8.22
2002	4.75	2.29	7.04	6.67
2003	4.43	2.95	7.38	6.88
2004	4.33	-0.63	3.70	4.03
2005	4.34	-1.30	3.04	3.01
2006	4.59	1.31	5.90	6.17
2007	4.50	-1.56	2.94	3.51
2008	4.21	-10.08	-5.87	-0.42
2009	5.04	9.59	14.63	12.67
2010	2.23	1.41	3.64	3.46
Note: For 2010, performance data reflect the six months ended May 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	10.73%	4.22%	4.64%	0.81%	5.45%
Admiral Shares	11/12/2001	10.82	4.29	4.58[1]	-0.07[1]	4.51[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Florida Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.0%)
Florida (97.3%)
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/11(14)	3,095	3,275
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/16	8,695	9,698
Boynton Beach FL Util. System Rev.	5.375%	11/1/13(14)	2,400	2,611
Boynton Beach FL Util. System Rev.	5.375%	11/1/15(14)	2,665	2,930
Boynton Beach FL Util. System Rev.	5.500%	11/1/18(14)	3,125	3,452
Boynton Beach FL Util. System Rev.	6.250%	11/1/20(3)(ETM)	415	507
Brevard County FL Health Fac. Auth. Rev.
(Health First Project)	7.000%	4/1/39	7,000	7,732
Brevard County FL IDR (Tuff FL Technical Project)	6.750%	11/1/39	2,700	2,767
Brevard County FL Util. Rev.	5.250%	3/1/14(14)	2,045	2,188
Broward County FL Airport System Rev.	5.375%	10/1/29	1,500	1,579
Broward County FL Port Fac. Rev.	6.000%	9/1/25	2,000	2,185
Broward County FL School Board COP	5.500%	7/1/11(4)(Prere.)	4,635	4,933
Broward County FL School Board COP	5.500%	7/1/11(4)(Prere.)	5,205	5,540
Broward County FL School Board COP	5.000%	7/1/13(4)	2,360	2,572
Broward County FL School Board COP	5.500%	7/1/18(4)	3,625	3,835
Broward County FL School Board COP	5.500%	7/1/19(4)	15,460	16,292
Citizens Property Insurance Corp. Florida
(High Risk Account)	5.500%	6/1/14	15,000	16,146
Citizens Property Insurance Corp. Florida
(High Risk Account)	5.000%	6/1/15	5,000	5,268
Citizens Property Insurance Corp. Florida
(High Risk Account)	5.000%	6/1/16	1,000	1,050
Citizens Property Insurance Corp. Florida
(High Risk Account)	5.250%	6/1/17	1,000	1,053
Citizens Property Insurance Corp. Florida
(High Risk Account)	5.500%	6/1/17	5,000	5,342
Citrus County FL Water & Wastewater System Rev.	5.000%	10/1/25(4)	3,670	3,903
Clearwater FL Water & Sewer Rev.	5.250%	12/1/39	5,000	5,268
Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	13,861
Collier County FL School Board COP	5.000%	2/15/27 (4)	3,000	3,068
Coral Gables FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Florida)	5.250%	8/15/14(4)LOC
			1,855	2,144
Davie FL Water & Sewer Rev.	6.375%	10/1/12(2)(ETM)	1,935	2,078
Dunedin FL Util. System Rev.	6.750%	10/1/10(14)	1,270	1,291

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Duval County FL School Board COP	5.000%	7/1/33(4)	2,000	2,015
1 Florida Board of Educ. Capital Outlay	6.000%	6/1/10 (Prere.)	500	505
Florida Board of Educ. Capital Outlay	6.000%	6/1/23	3,000	3,853
Florida Board of Educ. Capital Outlay	4.750%	6/1/37 (14)	2,000	2,036
Florida Board of Educ. Public Educ.	5.000%	6/1/21	6,400	7,043
Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	12,542
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/22	3,590	4,060
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/23	2,500	2,800
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/27	5,000	5,373
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/29	5,000	5,352
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/35	30,000	31,577
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	7/1/17	2,500	2,833
Florida Board of Educ. Rev. (Lottery Rev.)	5.250%	1/1/19(14)	3,330	3,610
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	1/1/22(14)	3,640	3,800
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	7/1/22	6,165	6,778
Florida Board of Educ. Rev. (Lottery Rev.)	5.250%	7/1/24	3,070	3,375
Florida Dept. of Environmental
Protection & Preservation Rev.	5.000%	7/1/27	5,000	5,188
Florida Dept. of Transp.	5.000%	7/1/25	2,620	2,801
Florida Dept. of Transp.	5.000%	7/1/30	7,350	7,693
Florida Housing Finance Corp. Rev.
(Homeowner Mortgage)	5.500%	7/1/39	1,335	1,381
Florida Hurricane Catastrophe Fund
Finance Corp. Rev.	5.000%	7/1/13	15,000	15,991
Florida Hurricane Catastrophe Fund
Finance Corp. Rev.	5.000%	7/1/15	3,000	3,218
Florida Hurricane Catastrophe Fund
Finance Corp. Rev.	5.000%	7/1/16	2,000	2,139
Florida Muni. Power Agency Rev.	5.000%	10/1/31	6,075	6,229
Florida Muni. Power Agency Rev.	6.250%	10/1/31	2,000	2,276
Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,885	14,157
Florida Water Pollution Control Financing Corp. Rev.	5.000%	1/15/20	2,000	2,256
Florida Water Pollution Control Financing Corp. Rev.	5.000%	1/15/25	3,000	3,244
Gainsville FL Util. System Rev. VRDO	0.520%	6/1/10	700	700
Greater Orlando Aviation Auth.
Orlando FL Airport Fac. Rev.	5.000%	10/1/39	4,000	4,017
Halifax Hosp. Medical Center Florida Hosp. Rev.	5.500%	6/1/38 (4)	3,000	3,047
Hernando County FL Water & Sewer	5.000%	6/1/29 (14)	4,000	4,095
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11(Prere.)	10,000	10,850
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/15(Prere.)	1,225	1,424
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	4,009
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	8,775	8,737
Highlands County FL Health Rev.
(Adventist Health System)	5.625%	11/15/37	5,000	5,214
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14(4)	5,265	6,024
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15(4)	3,845	4,429
Hillsborough County FL IDA (Moffitt Cancer Center)	5.250%	7/1/27	3,000	2,953
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	4,800	4,827

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	9,570	9,389
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19(14)	10,450	11,179
Hillsborough County FL IDA PUT	5.150%	9/1/13	2,000	2,163
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,661
Hillsborough County FL School Board COP VRDO	0.290%	6/1/10 LOC	4,900	4,900
Jacksonville FL Econ. Dev. Community
Health Care Fac. Rev. (Mayo Clinic)	5.000%	11/15/36	3,000	3,045
Jacksonville FL Electric Auth. Electric System
Rev.VRDO	0.260%	6/7/10	4,740	4,740
Jacksonville FL Electric Auth. Electric System
Rev. VRDO	0.270%	6/7/10	1,000	1,000
Jacksonville FL Electric Auth. Rev. (St. John’s
River Power Park)	4.750%	10/1/33	1,920	1,929
Jacksonville FL Electric Auth. Rev.
(St. John’s River Power Park)	5.000%	10/1/37	5,000	5,117
Jacksonville FL Electric Auth. Rev.
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,851
Jacksonville FL Electric Auth. Water & Sewer Rev.	5.375%	10/1/39	1,125	1,153
Jacksonville FL Electric Auth. Water & Sewer
Rev. VRDO	0.290%	6/1/10	8,775	8,775
Jacksonville FL Health Fac. Auth. Hosp. Rev.
(Baptist Medical Center)	5.000%	8/15/27	2,500	2,497
Jacksonville FL Health Fac. Auth. Hosp.
Rev. (Baptist Medical Center)	5.000%	8/15/37	3,800	3,684
Jacksonville FL Health Fac. Auth. Hosp. Rev.
(Baptist Medical Center) VRDO	0.280%	6/1/10 LOC	2,575	2,575
Jacksonville FL Sales Taxes Rev.	5.000%	10/1/30	5,000	5,246
Jacksonville FL Transp. Rev.	5.000%	10/1/28(14)	3,130	3,269
Jacksonville FL Transp. Rev.	5.000%	10/1/29(14)	3,065	3,189
JEA FL Bulk Power Supply System Rev.	5.625%	10/1/33	4,000	4,168
Key West FL Util. Board Election Rev.	5.000%	10/1/31(14)	5,275	5,366
Lake County FL School Board COP	5.000%	6/1/30 (2)	7,000	7,028
Lakeland FL Electric & Water Rev.	0.000%	10/1/12(14)	2,020	1,922
Lakeland FL Electric & Water Rev.	6.050%	10/1/14(4)	2,000	2,336
Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	9,425	9,625
Lee County FL IDA Health Care Fac.
Rev. (Shell Point Village)	5.000%	11/15/29	4,000	3,386
Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35(14)	5,090	5,034
Marion County FL Hosp. Dist. Rev.
(Munroe Regional Health System)	5.000%	10/1/29	7,540	7,189
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/10 (2)(Prere.)		2,610
Miami FL Special Obligation	5.625%	1/1/39	2,000	2,025
Miami-Dade County FL Aviation -
Miami International Airport	5.000%	10/1/30(14)	4,440	4,452
Miami-Dade County FL Aviation -
Miami International Airport	5.375%	10/1/35	2,400	2,456
Miami-Dade County FL Aviation -
Miami International Airport	5.500%	10/1/36	2,000	2,060
Miami-Dade County FL Aviation -
Miami International Airport	5.000%	10/1/37(14)	4,655	4,634
Miami-Dade County FL Aviation -
Miami International Airport	5.000%	10/1/41(4)	1,150	1,170
Miami-Dade County FL Aviation -
Miami International Airport	5.375%	10/1/41	5,000	5,093

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL Aviation -
Miami International Airport	5.500%	10/1/41	9,000	9,184
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.250%	4/1/24(2)	6,515	6,931
Miami-Dade County FL Expressway Auth.
Toll System Rev.	5.000%	7/1/37(2)	4,500	4,514
Miami-Dade County FL Expressway Auth.
Toll System Rev.	5.000%	7/1/39(2)	5,000	5,014
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (14)	10,000	9,798
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (14)	10,890	10,725
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (14)	3,715	3,661
Miami-Dade County FL School Board COP	5.500%	5/1/11 (14)(Prere.)	2,460	2,597
Miami-Dade County FL School Board COP	5.500%	5/1/11 (14)(Prere.)	2,650	2,798
Miami-Dade County FL School Board COP	5.500%	5/1/11 (14)(Prere.)	3,840	4,054
Miami-Dade County FL School Board COP	5.000%	8/1/14(14)	1,665	1,769
Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,797
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,600
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,497
Miami-Dade County FL School Board COP	5.000%	11/1/31(2)	5,000	5,003
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (14)	8,500	8,787
2 Miami-Dade County FL Special Obligation
TOB VRDO	0.290%	6/1/10 LOC	18,215	18,215
Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31(10)	5,000	5,161
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/26(14)	12,000	12,562
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/34	3,500	3,611
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/39(4)	6,000	6,215
North Brevard County FL Hosp. Dist. Rev.
(Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,090
Ocala FL Water & Sewer Rev.	6.000%	10/1/10(2)	550	558
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	5.625%	11/15/12	3,180	3,537
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/12(Prere.)	5,000	5,588
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15(Prere.)	1,435	1,635
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/39	6,500	6,577
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project) VRDO	0.200%	6/7/10 LOC	6,400	6,400
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10	2,175	2,208
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11(14)(ETM)	2,765	2,947
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11(14)	1,875	1,982
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13(14)(ETM)	3,160	3,606
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13(14)	1,890	2,099
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16(14)(ETM)	95	115
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16(14)	1,515	1,697

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18(14)	5,770	6,556
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	8,714
Orange County FL Sales Tax Rev.	5.125%	1/1/32(14)	5,000	5,055
Orange County FL School Board COP	6.000%	8/1/10(2)(Prere.)	3,955	3,993
Orange County FL School Board COP	5.000%	8/1/23(14)	5,000	5,257
Orange County FL School Board COP	5.000%	8/1/32(14)	8,000	8,183
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10(14)(ETM)	835	851
Orange County FL Tourist Dev. Rev.	4.750%	10/1/32(10)	10,000	9,918
Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10(14)	2,000	2,010
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14(14)	3,000	3,682
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15(14)	8,360	10,508
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/28	2,000	2,087
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/32(4)	10,000	10,365
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/35(2)	7,000	7,018
Orlando & Orange County FL Expressway Auth.
VRDO	0.280%	6/7/10 (4)	5,000	5,000
Orlando FL Util. Comm. Util. System Rev.	5.000%	10/1/18	3,000	3,467
Orlando FL Util. Comm. Util. System Rev.	5.000%	10/1/29	3,675	3,915
Orlando FL Util. Comm. Util. System Rev.	5.000%	10/1/33	3,000	3,162
Orlando FL Util. Comm. Util. System Rev.	5.250%	10/1/39	2,500	2,686
Orlando FL Util. Comm. Water & Electric Rev.	5.000%	10/1/25	2,100	2,239
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (14)	3,000	3,701
Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/31	6,000	5,155
Palm Beach County FL Public Improvement Rev.	5.000%	5/1/33	2,000	2,080
Palm Beach County FL Public Improvement Rev.	5.000%	5/1/38	3,000	3,097
Palm Beach County FL School Board COP	5.250%	8/1/18(4)	2,300	2,469
Palm Beach County FL School Board COP	5.000%	8/1/24(14)	7,135	7,503
Palm Beach County FL School Board COP	5.000%	8/1/27(14)	5,000	5,189
Palm Beach County FL Solid Waste Auth. Rev.	5.000%	10/1/25(13)	3,370	3,663
Palm Beach County FL Solid Waste Auth. Rev.	5.000%	10/1/27(13)	1,000	1,072
Palm Beach County FL Solid Waste Auth. Rev.	5.500%	10/1/28	5,000	5,420
1 Palm Beach County FL Water & Sewer	5.000%	10/1/31	8,295	8,712
Panama City FL Util. Rev.	5.000%	6/1/39 (12)	3,000	3,077
Polk County FL Util. System Rev.	5.250%	10/1/21(14)	3,620	3,852
Port St. Lucie FL Rev.	6.250%	9/1/27 (12)	2,000	2,222
Port St. Lucie FL Util. Rev.	5.000%	9/1/35 (12)	2,000	2,068
Putman County FL Auth. PCR PUT	5.350%	5/1/18 (2)	3,500	3,788
Sarasota County FL Public Hosp. Rev.
(Sarasota Memorial Hosp.)	5.625%	7/1/39	5,000	5,200
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,314
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,030
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17(14)	2,400	2,778
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19(14)	3,595	4,191
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12(14)	5,000	5,273
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19(14)	2,350	2,733
Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	5,145
South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35 (14)	5,050	5,065
South Florida Water Management Dist.	5.000%	10/1/36(2)	15,000	15,285
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Florida Obligated Group)	5.000%	8/15/20	5,000	5,227
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Florida Obligated Group)	5.000%	8/15/22	5,000	5,143
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Florida Obligated Group)	5.000%	8/15/37	5,000	4,941

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
St. John’s County FL IDA Health Care
(Vicars Landing Project)	5.000%	2/15/17	1,485	1,514
St. John’s County FL Ponte Verda Util.
Systems Rev.	5.000%	10/1/30(4)	3,650	3,753
St. Petersburg FL Health Fac. Auth. Rev.
(All Childrens Hosp.)	6.500%	11/15/39	2,000	2,213
St. Petersburg FL Public Util. Rev.	5.500%	10/1/37	1,535	1,662
Sunrise FL Util. System Rev.	5.200%	10/1/22(2)	16,805	17,731
Tallahassee FL Energy System Rev.	5.250%	10/1/15(4)	5,240	5,965
Tallahassee FL Energy System Rev.	5.000%	10/1/37(14)	2,500	2,544
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11(3)(ETM)	1,485	1,548
Tampa Bay FL Water Util. System Rev.	5.000%	10/1/34	10,000	10,415
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35(14)	2,800	2,613
Univ. of North Florida Foundation
Incorporated Rev. VRDO	0.330%	6/1/10 LOC	2,200	2,200
Winter Park FL Water & Sewer Rev.	5.000%	12/1/29	2,000	2,107
Winter Park FL Water & Sewer Rev.	5.000%	12/1/34	2,000	2,066
				977,857
Puerto Rico (1.7%)
Puerto Rico GO	5.250%	7/1/19	775	791
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/36(2)	25,120	4,313
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.
PUT	5.000%	7/1/12(2)	11,900	12,252
				17,356
Total Tax-Exempt Municipal Bonds (Cost $957,912)				995,213
Other Assets and Liabilities (1.0%)
Other Assets				14,560
Liabilities				(4,186)
				10,374
Net Assets (100%)				1,005,587

Florida Long-Term Tax-Exempt Fund

At May 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	979,189
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(10,972)
Unrealized Appreciation (Depreciation)
Investment Securities	37,301
Futures Contracts	69
Net Assets	1,005,587

Investor Shares—Net Assets
Applicable to 18,556,568 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	212,889
Net Asset Value Per Share—Investor Shares	$11.47

Admiral Shares—Net Assets
Applicable to 69,096,044 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	792,698
Net Asset Value Per Share—Admiral Shares	$11.47

• See Note A in Notes to Financial Statements.
1 Securities with a value of $820,000 have been segregated as initial margin for open futures contracts.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the value of this security represented 1.8% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2010
($000)
Investment Income
Income
Interest	22,729
Total Income	22,729
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative—Investor Shares	179
Management and Administrative—Admiral Shares	357
Marketing and Distribution—Investor Shares	24
Marketing and Distribution—Admiral Shares	70
Custodian Fees	4
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	686
Net Investment Income	22,043
Realized Net Gain (Loss)
Investment Securities Sold	1,333
Futures Contracts	(338)
Realized Net Gain (Loss)	995
Change in Unrealized Appreciation (Depreciation)
Investment Securities	13,205
Futures Contracts	121
Change in Unrealized Appreciation (Depreciation)	13,326
Net Increase (Decrease) in Net Assets Resulting from Operations	36,364

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,043	44,389
Realized Net Gain (Loss)	995	2,341
Change in Unrealized Appreciation (Depreciation)	13,326	84,945
Net Increase (Decrease) in Net Assets Resulting from Operations	36,364	131,675
Distributions
Net Investment Income
Investor Shares	(4,714)	(9,819)
Admiral Shares	(17,329)	(34,570)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(22,043)	(44,389)
Capital Share Transactions
Investor Shares	(9,353)	(15,196)
Admiral Shares	(784)	(6,349)
Net Increase (Decrease) from Capital Share Transactions	(10,137)	(21,545)
Total Increase (Decrease)	4,184	65,741
Net Assets
Beginning of Period	1,001,403	935,662
End of Period	1,005,587	1,001,403

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.31	$10.32	$11.53	$11.73	$11.62	$11.79
Investment Operations
Net Investment Income	.247	.493	.507	.515	.513	.509
Net Realized and Unrealized Gain (Loss)
on Investments	.160	.990	(1.158)	(.183)	.152	(.153)
Total from Investment Operations	.407	1.483	(.651)	.332	.665	.356
Distributions
Dividends from Net Investment Income	(.247)	(.493)	(.507)	(.515)	(.513)	(.509)
Distributions from Realized Capital Gains	—	—	(.052)	(.017)	(.042)	(.017)
Total Distributions	(.247)	(.493)	(.559)	(.532)	(.555)	(.526)
Net Asset Value, End of Period	$11.47	$11.31	$10.32	$11.53	$11.73	$11.62

Total Return[1]	3.64%	14.63%	-5.87%	2.94%	5.90%	3.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$219	$215	$263	$301	$320
Ratio of Total Expenses to
Average Net Assets	0.20%[2]	0.20%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.36%[2]	4.51%	4.57%	4.47%	4.44%	4.31%
Portfolio Turnover Rate	16%[2]	22%	35%	16%	25%	13%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.31	$10.32	$11.53	$11.73	$11.62	$11.79
Investment Operations
Net Investment Income	.252	.502	.515	.523	.522	.518
Net Realized and Unrealized Gain (Loss)
on Investments	.160	.990	(1.158)	(.183)	.152	(.153)
Total from Investment Operations	.412	1.492	(.643)	.340	.674	.365
Distributions
Dividends from Net Investment Income	(.252)	(.502)	(.515)	(.523)	(.522)	(.518)
Distributions from Realized Capital Gains	—	—	(.052)	(.017)	(.042)	(.017)
Total Distributions	(.252)	(.502)	(.567)	(.540)	(.564)	(.535)
Net Asset Value, End of Period	$11.47	$11.31	$10.32	$11.53	$11.73	$11.62

Total Return	3.68%	14.72%	-5.80%	3.01%	5.98%	3.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$793	$782	$721	$858	$902	$852
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.12%	0.08%	0.08%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.44%[1]	4.59%	4.64%	4.54%	4.51%	4.39%
Portfolio Turnover Rate	16%[1]	22%	35%	16%	25%	13%
1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and for the period ended May 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2010, the fund had contributed capital of $185,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	995,213	—
Futures Contracts—Liabilities[1]	(15)	—	—
Total	(15)	995,213	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	September 2010	(50)	(6,133)	63
10-Year U.S. Treasury Note	September 2010	(10)	(1,199)	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Florida Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $10,762,000 to offset future net capital gains through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $1,257,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2010, the cost of investment securities for tax purposes was $959,169,000. Net unrealized appreciation of investment securities for tax purposes was $36,044,000, consisting of unrealized gains of $43,549,000 on securities that had risen in value since their purchase and $7,505,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2010, the fund purchased $74,554,000 of investment securities and sold $81,342,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	May 31, 2010		November 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	20,908	1,833	43,125	3,928
Issued in Lieu of Cash Distributions	3,279	288	6,727	614
Redeemed	(33,540)	(2,943)	(65,048)	(5,959)
Net Increase (Decrease)—Investor Shares	(9,353)	(822)	(15,196)	(1,417)
Admiral Shares
Issued	51,061	4,481	99,001	9,069
Issued in Lieu of Cash Distributions	10,961	962	21,680	1,978
Redeemed	(62,806)	(5,514)	(127,030)	(11,727)
Net Increase (Decrease)—Admiral Shares	(784)	(71)	(6,349)	(680)

H. In preparing the financial statements as of May 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	11/30/2009	5/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,036.35	$1.02
Admiral Shares	1,000.00	1,036.77	0.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others.

However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006 –2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995 –2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997 –2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998 –2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008 –2009) of	(1988 –2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997 –2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996 –2009
Peter F. Volanakis	Chief Executive Officer and President, 1996 –2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 23, 2010

VANGUARD FLORIDA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.